UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):		April 26, 2016

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Fourth Amended and Restated Limited Liability Company Agreement of Taubman Properties Asia LLC dated April 30, 2014 (the Amended and Restated Taubman Asia Agreement) by, between, and among Taubman Asia Management II LLC, René Tremblay, and Taubman Properties Asia LLC (Taubman Asia) was amended by such parties pursuant to the First Amendment to the Amended and Restated Taubman Asia Agreement dated April 26, 2016 (the Amendment). Under the original agreement, Mr. Tremblay had the right to exercise an option in April 2016 to put up to 40% of his 10% ownership interest in Taubman Asia to Taubman Asia for cash to be paid in December 2016 at a valuation determined as of October 31, 2016. The Amendment eliminates the provisions related to the put of up to 40% of Mr. Tremblay's ownership interest, and instead provides for the redemption of 50% of Mr. Tremblay's 10% ownership interest by Taubman Asia on or before April 30, 2016 for a purchase price of $7.2 million. The redemption closed on April 26, 2016. Additionally, pursuant to the Amendment, Mr. Tremblay will contribute $2 million to Taubman Asia, which may be returned, in part or in whole, upon the satisfaction of the re-evaluation of the full liquidation value of Taubman Asia as of April 2016; such re-evaluation will be performed at Mr. Tremblay's election on or after the third anniversary of the opening of specified Asia projects.

The foregoing description is qualified in its entirety by the Amendment and the Amended and Restated Taubman Asia Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this report and are incorporated herein by reference.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit	Description

10.1*
First Amendment to the Fourth Amended and Restated Limited Liability Company Agreement of Taubman Properties Asia LLC dated April 26, 2016, by, between, and among Taubman Asia Management II LLC, René Tremblay, and Taubman Properties Asia LLC

10.2
Fourth Amended and Restated Limited Liability Company Agreement of Taubman Properties Asia LLC dated April 30, 2014, by, between, and among Taubman Asia Management II LLC, René Tremblay, and Taubman Properties Asia LLC (incorporated herein by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed May 5, 2014)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2016	TAUBMAN CENTERS, INC.

By: /s/ Simon J. Leopold
Simon J. Leopold
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1*
First Amendment to the Fourth Amended and Restated Limited Liability Company Agreement of Taubman Properties Asia LLC dated April 26, 2016, by, between, and among Taubman Asia Management II LLC, René Tremblay, and Taubman Properties Asia LLC

10.2
Fourth Amended and Restated Limited Liability Company Agreement of Taubman Properties Asia LLC dated April 30, 2014, by, between, and among Taubman Asia Management II LLC, René Tremblay, and Taubman Properties Asia LLC (incorporated herein by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed May 5, 2014)

* Filed herewith